Subsequent Events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events [Text Block]

16.  Subsequent Events

Joint Arrangement

On February 14, 2023, the previously announced Joint Arrangement closed and the Company and Teck became equal owners in NewRange (formerly Poly Met Mining, Inc.). NewRange is a stand-alone entity with its own leadership team and staff, overseen by a management committee comprised of an equal number of representatives from Teck and PolyMet. The transaction was first announced on July 20, 2022 and places the respective NorthMet Project and neighboring Mesaba resources under single management.

PolyMet and Teck each have direct rights to the assets and obligations for the liabilities proportionate to their 50:50 ownership interests and are responsible for funding their pro rata share of costs related to the NorthMet and Mesaba projects. The owners have committed to an initial work program with an estimated budget of $170 million to maintain permits, update feasibility cost estimates, and undertake detailed engineering to position NorthMet for a development decision following permit clearances, and to advance Mesaba studies.

Under the terms of the Joint Arrangement, all of NorthMet's assets, mineral rights, liabilities, permits and financial assurance obligations continue under NewRange and all of Teck's interest in Mesaba assets, mineral rights and liabilities transfer to NewRange.

NewRange issued new shares to Teck in return for the Mesaba assets contributed. The Company retained an independent appraiser to assist with determination of the fair values of certain assets acquired in return for the shares given to Teck. An in-situ approach was used to estimate the fair values of certain exploration assets with reference to a public company comparable analysis.

Accounting for the February 14, 2023 transaction will be finalized for the three months ended March 31, 2023. Preliminary valuation work suggests the Company's investment in NewRange prior to the transaction approximates the Company's share of the net assets of NewRange after the transaction was completed. During the year ended December 31, 2022, transaction costs of $4.273 million were incurred and expensed as finance costs related to the Joint Arrangement.

Rights Offering

On February 27, 2023, the Company filed a notice and circular for an offering of rights ("Right") to holders of common shares of the Company to raise $195.4 million in gross proceeds ("Rights Offering"). Shareholders received one Right for each common share owned on March 10, 2023, the record date for the Rights Offering, and each Right entitles the holder to acquire 0.91068844 new common shares of the Company at $2.11 per share. This offering of Rights will expire on April 4, 2023 and is fully backstopped by Glencore, who agreed to purchase any common shares not subscribed for by holders of Rights, subject to the satisfaction of the terms and conditions of the Standby Purchase Agreement. Glencore will be entitled to a fee at the closing of the Rights Offering of approximately $5.862 million, which is equal to 3.0 percent of the total funds committed by Glencore under the Standby Purchase Agreement. The Company intends to use the proceeds of the Rights Offering to repay all outstanding convertible debt and promissory notes due to Glencore, fund PolyMet's portion of the Joint Arrangement initial work program and to fund general corporate activities. Glencore confirmed it will extend the maturity of the convertible debt until the rights offering closing date expected on or around April 6, 2023 at which time the debt will be repaid.